ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio

Supplement dated January 12, 2009
to the Prospectus for Rochdale Investment Trust Portfolios dated May 1, 2008

Effective February 16, 2009, the Advisor has agreed to reduce its fees and/or pay expenses for each Portfolio to the extent necessary to maintain a net expense ratio (excluding interest, taxes and acquired fund fees and expenses) to 1.50%, 1.50%, 1.60%, 1.60%, 1.60%, and 1.15% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, and Intermediate Fixed Income Portfolios, respectively.  These expense caps represent in each case an increase of 0.25% over the expense limitation in effect during the year ended December 31, 2008 and through February 16, 2009.  The table below reflects, based on each Portfolio’s average daily net assets, the impact that these expense cap levels would have had on the Portfolios had they been in effect during the year ended December 31, 2008.  The expense ratio that each Portfolio experiences in subsequent periods will be affected by each Portfolio’s asset levels.

Pro Forma	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fee	0.50%	0.50%	0.50%	0.50%	0.65%	0.40%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(1)	0.56%	0.57%	0.64%	0.65%	0.49%	0.52%
Acquired Fund Fees and Expenses(2)	0.01%	0.00%	0.01%	0.01%	0.05%	0.01%

Total Annual Portfolio Operating Expenses	1.32%	1.32%	1.40%	1.41%	1.44%	1.18%

Fee Reduction/Waiver or Reimbursement (3)	--	--	--	--	--	0.02%

Net Expenses	1.32%	1.32%	1.40%	1.41%	1.44%	1.16%

(1)	“Other Expenses” include custodian, administration, transfer agency, and other customary Portfolio expenses for the previous fiscal year, including the servicing fee paid to the Advisor.
(2)
The Portfolios are required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.31%, 1.32%, 1.39%, 1.40%, 1.39%, and 1.17% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, and Intermediate Fixed Income Portfolios, respectively, and the Net Expenses would have been 1.31%, 1.32%, 1.39%, 1.40%, 1.39%, and 1.15% for Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, and Intermediate Fixed Income Portfolios, respectively, after the fee waiver.

(3)
Absent the expense limitation, the expense ratio for each Portfolio would have been 1.32%, 1.32%, 1.40%, 1.41%, 1.44% and 1.15% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, and Intermediate Fixed Income Portfolios, respectively.

The Advisor’s expense limitation obligation is set forth in an Operating Expense Limitation Agreement.  In accordance with the investment advisory agreement between the Trust and the Advisor, the Advisor is permitted to be reimbursed for fee reductions or payment of expenses made by the Advisor under the Operating Expense Limitation Agreement for up to three years.  The Advisor may request this reimbursement if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses.

The example below reflects, on a pro forma basis, the impact that the expense cap levels noted above would have had on the costs of investing in the Portfolios had they been in effect during the year ended December 31, 2008.  The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that you paid the maximum sales charge of 5.25%, your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Portfolio’s operating expenses remain the same.  This Example uses net expenses for the first year and total annual fund operating expenses for three, five, and ten years.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

One Year	$702	$702	$709	$710	$713	$686
Three Years	$969	$969	$992	$995	$1,004	$926
Five Years	$1,256	$1,256	$1,296	$1,301	$1,316	$1,185
Ten Years	$2,072	$2,072	$2,157	$2,167	$2,199	$1,923

Please keep this Supplement with your Prospectus.